Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of August 25, 2026 by and among Cenntro Inc., a Nevada corporation incorporated under the under The Nevada Revised Statutes (the “NRS”) and whose shares of common stock, with par value of $0.0001 per share, (“Common Stock”) are listed on the Nasdaq Capital Market under the symbol “CENN,” (the “Company”) and the purchasers who appear on the signature pages of this Agreement (each, a “Purchaser” and collectively the “Purchasers”).

Recitals

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to each Purchaser, and each Purchaser desires, severally and not jointly, to purchase from the Company certain securities of the Company, as more fully described in this Agreement.

WHEREAS, the offer and sale of the Shares (as defined below) by the Company (the “Offering”) as set forth herein is being made in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (together with the rules and regulations thereunder, the “Securities Act”) and/or the provisions of Rule 506 of Regulation D, or Regulation S (“Regulation S”) promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

Agreement

SECTION 1. Purchase and Sale.

1.1. Sale of Shares. Subject to the terms and conditions set forth in this Agreement, Company agrees to issue and sell, and the Purchasers agrees to purchase, in a private placement 12,800,000 shares of Common Stock of the Company (the “Shares”), for an aggregate of US$48,294,400, or US$3.773 per Share, being the average Nasdaq official closing price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the date hereof, with each Purchaser to purchase such number of Shares for such purchase price as indicated on the signature pages of this Agreement (“Purchase Price”).

1.2. Closing. Upon the satisfaction or waiver of the conditions set forth in Section 4, the closing of the Offering (the “Closing”) shall take place remotely, or at such other place as determined by the Company (including via exchange of documents and signatures, and delivery of electronic documents), after the date when this Agreement is executed by all parties (the “Closing Date”). “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close; provided, however, for clarification, banking institutions shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally open for use by customers on such day.

1.3. Delivery of the Shares and Purchase Price.

(a) Upon the execution of this Agreement, each Purchaser shall deposit the Purchase Price payable by such Purchaser into (i) the bank account, or (ii) other designated account of the Company, including a digital asset wallet address designated in writing by the Company that is capable of receiving USDC (the “Designated Wallet”), via wire transfer in cash or Non-Cash Amount acceptable by the Company.

(b) Subject to the terms and conditions of this Agreement, at the Closing, the Company shall deliver, or cause to be delivered, to each Purchaser: a share certificate or book entry statement for such number of Shares purchased by such Purchaser and (B) any other documents required to be delivered pursuant to this Agreement.

(c) The purchase price per Share (the “Per Share Purchase Price”) shall be equal to the “Minimum Price” as defined in Nasdaq Listing Rule 5635(d)(1)(A), being the lower of: (i) the Nasdaq official closing price of the Common Stock (as reflected on Nasdaq.com) immediately preceding the signing of this Agreement; and (ii) the average Nasdaq official closing price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of this Agreement. The parties acknowledge that the Per Share Purchase Price is at least equal to the Minimum Price, such that the issuance of the Shares will not require shareholder approval under Nasdaq Listing Rule 5635(d).

(d) Notwithstanding anything to the contrary herein, the Company shall not issue or sell, and no Purchaser shall purchase, any Shares to the extent that, after giving effect to such issuance, such Purchaser, together with its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with such Purchaser’s for purposes of the rules of Nasdaq would beneficially own in excess of 19.99% of the number of shares of Common Stock issued and outstanding immediately after giving effect to such issuance, or would otherwise result in a “change of control” of the Company within the meaning of Nasdaq Listing Rule 5635(b), in each case unless and until the Company has obtained the approval of its stockholders in accordance with the applicable Nasdaq Listing Rules. The number of Shares to be purchased by any Purchaser hereunder, and the corresponding Purchase Price, shall be reduced to the extent necessary to comply with this Section 1.3(d).

1.4. Subscription in stablecoins.

(a) If Purchaser is paying all or part of the Purchase Price in stablecoins (including US Dollar Coin ("USDC"): Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company (i) such Purchaser has all rights, title and interest in and to the USDC, as applicable, to be contributed by it to the Company pursuant to this Agreement, (ii) such USDC is held in a digital wallet held or operated by or on behalf of the Purchaser at or by an appropriately regulated custodian and/or in accordance with industry-standard security practices (the “Purchaser Digital Wallet”) and neither such USDC, nor such Purchaser Digital Wallet is subject to any liens, encumbrances or other restrictions, (iii) Purchaser has taken commercially reasonable steps to protect its Purchaser Digital Wallet and such  USDC, and (iv) Purchaser has the exclusive ability to control such Purchaser Digital Wallet, including by use of “private keys” or other equivalent means or through custody arrangements or other equivalent means.

(b) If the Purchaser elects to pay all or a portion of the Purchase Price in USDC, such USDC shall be valued at US$1.00 per $1.00 USDC for all purposes of this Agreement. In respect of each Purchaser, the portion of the Purchase Price to be paid in USDC shall be referred to as the “Non-Cash Amount”.

(c) In the event that the Closing does not occur, upon the request of one or more Purchasers, the Company shall promptly (but not later than two (2) Business Days thereafter) return the previously wired or transferred Purchase Price to such respective Purchaser by wire transfer of United States dollars in immediately available funds, and/or USDC, in each case, in the same form of consideration received as the Purchase Price from such Purchaser (cash and/or USDC), or in accordance with the terms of the Escrow Agreement, to the account or digital wallet specified by such Purchaser, and any certificates or book entries for the Shares contemplated to be issued to such Purchaser shall be deemed cancelled.

SECTION 2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

2.1. Authority; Valid Issuance of Shares; No Liens or Encumbrances. The Company has the full right, power and authority to enter into this Agreement and to issue, sell and deliver to the Purchasers at the Closing the Shares, which when issued will be duly authorized, validly issued, fully paid and non-assessable, and, upon consummation of the transactions contemplated hereby, each Purchaser will acquire from the Company good, valid and marketable title to such Shares, free and clear of all covenants, conditions, restrictions, voting trust arrangements, shareholder agreements, liens, pledges, charges, security interests, encumbrances, options and adverse claims or rights whatsoever, other than restrictions on transferability or issuance of the Shares under applicable securities laws.

2.2.Authorization; Enforcement. This Agreement has been duly authorized, executed and delivered on behalf of the Company and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights of creditors generally and by equitable principles, including those limiting the availability of specific performance, injunctive relief and other equitable remedies and those providing for equitable defenses. The execution, delivery and performance of this Agreement, the delivery of the Shares to be issued by the Company, and compliance with the provisions hereof by the Company, do not and will not, with or without the passage of time or the giving of notice or both, (a) assuming the accuracy of the representations and warranties of the Purchasers set forth in Section 3, violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body, or (b) to the Company’s knowledge, result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company under, any note, indenture, mortgage or lease, or any other material contract or other instrument, document or agreement, to which the Company is a party or by which it or any of its property is bound or affected, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).

2.3. Exchange Act Reporting. The Company is subject to the reporting requirements of Section 13 and/or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has satisfied all its reporting requirements under the applicable section(s) of the Exchange Act for the one (1) year preceding the date hereof , including pursuant to Section 13(a) or 15(d) thereof, for the one (1) year preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the “SEC Reports”)). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act.

2.4. The Company is not a party to, subject to or bound by any agreement or any judgment, order, writ, prohibition, injunction or decree of any court or other governmental body which would prevent the execution or delivery of this Agreement by the Company or the issuance, transfer and conveyance of the Shares to be issued or transferred by the Company to the Purchasers pursuant to the terms hereof, except such as could not have or reasonably be expected to result in a Material Adverse Effect.

2.5. Filings, Consents and Approvals. All consents, approvals or authorizations of, or registrations, filings or declarations with, any governmental authority or any other person, if any, required in connection with the execution, delivery and performance by the Company of this Agreement or the transactions contemplated hereby have been obtained by the Company and will be in full force and effect other than the submission of the Listing of Additional Shares Notification Form with the Nasdaq Capital Market in the time and manner required thereby, or the notification(s) to Nasdaq Capital Market for the issuance of the Shares.

2.6.  No Public announcements or Solicitations. Neither the Company, any of its affiliates nor any person acting on its behalf has (i) made a public announcement, advertisement in any publication, or other communication relating to any sale, offer for sale or solicitation of offers to purchase or inviting indications of interest in the purchase of the shares of Common Stock of the Company, (ii) engaged in any road show, other meeting, seminars or similar events relating to the Company or its shares of Common Stock or (iii) otherwise undertaken any activity that would create interest in a purchase of the shares of Common Stock of the Company.

2.7. No Presence in the United States. At no time at which any Purchaser or, if the Purchaser is an entity, the person or persons making the investment decision to acquire any of the Shares (collectively, the “Authorized Representatives”), discussed the purchase of any shares of Common Stock of the Company with the Company or received information relating to any offer, resale or purchase of the Shares was or were the Purchaser or Purchaser’s Authorized Representatives, as the case may be, present in the United States.

2.8.  No Brokers. No broker or finder has acted for the Company in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder’s fee or other commissions in respect of such transactions based upon agreements, arrangements or understandings made by or on behalf of the Company.

2.9.  No U.S. Directed Selling Efforts. No form of “directed selling efforts” (as defined in Rule 902 of Regulation S), general solicitation or general advertising in violation of the Securities Act has been or will be used, nor will any offers by means of any directed selling efforts in the United States or to any U.S. person (as defined in Rule 902 of Regulation S) (each a “U.S. Person”) be made by Company, any distributor (as defined in Rule 902 of Regulation S) or any of their respective affiliates or representatives in connection with the offer and sale of any of the Shares.

2.10. Subject to an applicable Purchaser’s compliance with all requirements of Rule 144 under the Securities Act, and subject to the Company’s continued satisfaction of the “current public information” requirement set forth in Rule 144(c), the Shares shall be eligible for resale by the Purchasers in accordance with Rule 144 following the expiration of the applicable holding period. The Company shall use commercially reasonable efforts to remain current in its Exchange Act reporting obligations so as to permit reliance on Rule 144, but shall not be required to register the Shares under the Securities Act or to provide any legal opinion in connection with a resale unless otherwise required by applicable law.

SECTION 3. Representations and Warranties of the Purchaser. Each Purchaser herby, for himself and for no other Purchaser, represents and warrants to the Company that:

3.1. Such Purchaser understands that the Shares have not been registered under the Securities Act. Such Purchaser will not sell or otherwise dispose of the Shares in the United States without registration under the Securities Act, and under applicable state securities or “Blue Sky” laws, or pursuant to an exemption therefrom.  Additionally, such Purchaser will not sell or otherwise dispose of the Shares without complying with all applicable laws and regulations of Chinese Mainland, the Hong Kong SAR, and any other applicable laws or regulations applicable to the sale of such Shares.

3.2   Regulation S Representation.

a)   Such Purchaser is not a U.S. Person and he, she or it understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the securities in any country or jurisdiction where action for that purpose is required. Such Purchaser is not acquiring the Shares for the account or benefit of any U.S. Person except in accordance with exemption from registration requirements of the Securities Act or in a transaction not subject thereto. If such Purchaser is a natural person, such Purchaser is a permanent resident of the PRC/Hong Kong and has been so at all times and has not maintained a residence in the United States for any purpose. If such Purchaser is an entity, it is incorporated, organized or formed under the laws of the PRC/Hong Kong or a province of the PRC and has been so since its original incorporation, organization or formation, and it is not and has not acted by or through any agency or branch located in the United States.

b)   Such Purchaser is not acquiring the Shares with a view to any distribution thereof that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction.

c)   Such Purchaser (A) agrees that it will not offer, sell or otherwise transfer any of the Shares nor, unless in compliance with the Securities Act, engage in hedging transactions involving such securities, on or prior to (x) the date one (1) year after the later of the date of the Closing and the date of original issuance (or of any predecessor of any security proposed to be transferred by Purchaser) and (y) such later date, if any, as may be required by applicable law, except (a) to the Company, (b) pursuant to a registration statement that has been declared effective under the Securities Act, (c) for so long as any security is eligible for resale pursuant to Rule 144A under the Securities Act, to a person it reasonable believes is a “qualified institutional buyer” as defined in Rule 144A that purchases for its own account or for the account of another qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales to persons who are not “U.S. Persons”, (e) pursuant to Rule 144, or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, and (B) agrees that it will give to each person to whom such security is transferred a notice substantially to the effect of this paragraph.

d)   Such Purchaser acknowledges that the Shares are “restricted securities” as defined in Rule 144 and subject to resale restrictions during the period set forth in Rule 144.

e)   The Shares to be acquired by such Purchaser will be acquired for investment for Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person, directly or indirectly, to sell, transfer, distribute or grant participations to such person or to any third person, with respect to any of the Shares.

3.3  Intent. Such Purchaser is purchasing the Shares solely for investment purposes, for such Purchaser’s own account and not for the account or benefit of any U.S. Person or any other person or entity (whether located in the PRC or elsewhere), and not with a view towards the distribution or dissemination thereof. Such Purchaser has no present arrangement to sell or otherwise transfer or dispose of such Purchaser’s Shares to or through any person or entity. Such Purchaser understands that the Shares must be held indefinitely unless the Shares are resold in accordance with the provisions of Regulation S, are subsequently registered under the Securities Act or an exemption from registration is available, and such Purchaser has no need for liquidity.

3.4. No Governmental Review. Such Purchaser acknowledges and understands that no United States federal or state agency has (i) passed upon the Shares, (ii) made any finding or determination as to the fairness of the terms of its investment or (iii) guaranteed or insured any investment in the Purchaser’s Shares or any investment made by the Company.

3.5 No General Solicitation. The Shares are not being issued or transferred to such Purchaser by any form of general solicitation or advertising.

3.6 Organization; Authority; Enforceability. Such Purchaser, if an entity, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by the applicable documents (the “Transaction Documents”) and otherwise to carry out its obligations thereunder. Such Purchaser has all requisite power and authority to carry out the transactions contemplated hereby, and the execution, delivery and performance by such Purchaser of this Agreement has been duly authorized by all requisite personal, corporate or limited partnership action. This Agreement has been duly executed and delivered on behalf of such Purchaser and constitutes the valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and by equitable principles, including those limiting the availability of specific performance, injunctive relief and other equitable remedies and those providing for equitable defenses.

3.7. Regulation S Exemption. Each Purchaser understands that the Shares are being offered and sold to him, her or it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Shares. In this regard, such Purchaser represents, warrants and agrees that:

(i)         Such Purchaser is not a U.S. Person and is not an affiliate of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person.

(ii)        At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Purchaser was outside of the United States.

(iii)       The Purchaser is not acquiring the Shares as a result of, and will not himself engage in, any “directed selling efforts” (as defined in Rule 902(c) of the SEC under the Securities Act) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares ; provided, however, that the Purchaser may sell or otherwise dispose of the Shares under an exemption from the registration requirements of the Securities Act.  “Directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares being offered in reliance on this Regulation S. Such activity includes placing an advertisement in a publication “with a general circulation in the United States” that refers to the offering of securities being made in reliance upon this Regulation S.

(iv)       The Purchaser will not, during the period commencing on the date of issuance of the Purchaser’s Shares and ending on the six-month anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Purchaser’s Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(v)         The Purchaser will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Purchaser’s Shares only pursuant to registration under the Securities Act or an available exemption therefrom and in accordance with all applicable state and foreign securities laws.

(vi)       The Purchaser was not in the United States engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Purchaser’s Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

(vii)      Neither the Purchaser nor any person acting on his, her or its behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Purchaser’s Shares and the Purchaser and any person acting on his, her or its behalf has complied and will comply with the “offering restrictions” requirements of Regulation S.

(viii)     The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(ix)       Neither the Purchaser nor any person acting on him, her or its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Purchaser’s Shares. The Purchaser agrees not to cause any advertisement of the Purchaser’s Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Purchaser’s Shares, except such advertisements that include the statements required by Regulation S, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(x)        The Purchaser has carefully reviewed and signed the NON U.S. PERSON REPRESENTATIONS annexed hereto as Exhibit A.

3.8. Economic Considerations. Such Purchaser is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment. Such Purchaser has relied solely on his, her or its own advisors.

3.9. Compliance with Laws. Any resale of the Shares during the “distribution compliance period” as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. Such Purchaser will not offer to sell or sell the Shares in any jurisdiction unless such Purchaser obtains all required consents, if any. Such Purchaser acknowledges that such Purchaser is familiar with Rule 144 and has been advised that Rule 144 permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

3.10. No Obligation to Register Shares. Such Purchaser understands that the Company is under no obligation to register the Shares under the Securities Act, or to assist Purchaser in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction other than as expressly provided herein.

3.11. Opportunity to Conduct Due Diligence. Such Purchaser was granted the opportunity to conduct due diligence prior to entering into the transactions contemplated by this Agreement.

3.12. Independent Investigation. Such Purchaser has independently evaluated the merits of its decision to purchase the Shares pursuant to the Transaction Documents, and such Purchaser confirms that he, she or it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser has not relied on the business or legal advice of the Company or any of its agents, counsel or affiliates in making its investment decision hereunder, and confirms that none of such persons has made any representations or warranties to such purchaser in connection with the transactions contemplated by the Transaction Documents.

3.13. Opportunity and Access to Information. Such Purchaser acknowledges that he, she or it has been afforded (i) the opportunity to ask such questions as he, she or it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

3.14. Investment Experience. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the securities (and each part thereof) and, at the present time, is able to afford a complete loss of such investment.

3.15. No Material Non-Public Information. Such Purchaser covenants and agrees that neither he, she or it nor any person acting on his, her or its behalf has received any information from the Company that constitutes material non-public information, unless prior thereto such Purchaser has executed a written agreement regarding the confidentiality and the use of such information. Such Purchaser understands and confirms that the Company shall be relying on the foregoing representations in effecting transactions in securities of the Company.

3.16. Stop Transfer; Legend. Such Purchaser understands that the Company will issue, and such Purchaser consents to the issuing of, stop transfer instructions to the Company’s transfer agent with respect to the Shares to assure compliance with the Securities Act. Such Purchaser consents to the placement of the following legend, in substantially the form below, on each certificate representing the Shares:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF CENNTRO INC. (THE “COMPANY”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS AND REGULATIONS, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS AND REGULATIONS, (D) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT, IN THE CASE OF (C), (D) OR (E), THE HOLDER HAS DELIVERED TO THE COMPANY AND THE REGISTRAR AND TRANSFER AGENT AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND THE REGISTRAR AND TRANSFER AGENT TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE 1933 ACT”.

3.17. Reliance on Representations and Warranties. Such Purchaser acknowledges that the Company is entitled to rely on the representations and warranties of such Purchaser set forth in this Agreement and will hold the Company harmless for any loss or damage that the Company or such Purchaser may suffer as a result of any such representations are warranties not being true and correct.

3.18. Not a Broker-Dealer. Such Purchaser is neither a registered representative under the Financial Industry Regulatory Authority (“FINRA”), a member of FINRA or associated or Affiliated (as defined below) with any member of FINRA, nor a broker-dealer registered with the SEC under the Exchange Act or engaged in a business that would require it to be so registered, nor is it an Affiliate of a broker-dealer or any Person engaged in a business that would require it to be registered as a broker-dealer. In the event such Purchaser is a member of FINRA, or associated or Affiliated with a member of FINRA, such Purchaser agrees, if requested by FINRA, to sign a lock-up, the form of which shall be satisfactory to FINRA with respect to the Shares. As used herein, “Affiliate” means, with respect to any specified Person: (i) if such Person is an individual, the spouse of that Person and, if deceased or disabled, his heirs, executors, or legal representatives, if applicable, or any trusts for the benefit of such individual or such individual’s spouse and/or lineal descendants, or (ii) another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified. As used in this definition, “control” shall mean the possession, directly or indirectly, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or other written instrument. “Person” shall mean an individual, entity, corporation, partnership, association, limited liability company, limited liability partnership, joint-stock company, trust or unincorporated organization.

3.19. Not an Underwriter. Such Purchaser is not an underwriter of the Shares, nor is it an Affiliate of an underwriter of the Shares.

3.20. No Advice from Company. Such Purchaser acknowledges that he, she or it has received, and fully and carefully reviewed and understands, copies of the SEC filings of the Company, either in hard copy or electronically through the SEC’s EDGAR system at http://www.sec.gov. Such Purchaser also acknowledges that he, she or it has had the opportunity to review this Agreement, the exhibits hereto and the transactions contemplated by this Agreement with such Purchaser’s own legal counsel and investment and tax advisers. Except for any statements or representations of the Company made in this Agreement, such Purchaser is relying solely on such counsel and advisers and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction. Such Purchaser has consulted, to the extent deemed appropriate by such Purchaser, with such Purchaser’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Shares and on that basis believes that investing in the Shares is suitable and appropriate for such Purchaser.

3.21. Potential Loss of Investment; Risk Factors. Such Purchaser understands that an investment in the Shares is highly speculative which involves a significant degree of risk and the potential loss of such Purchaser’s entire investment. Such Purchaser has considered carefully and understands the risks associated with an investment in the Shares, including those risk factors contained in the Company’s filings with the SEC.

3.22.  Anti-Money Laundering; Source of Funds; Sanctions. Each Purchaser represents and warrants that:

(a) the funds used to purchase the Shares are not the proceeds of any illegal activity and have not been derived, directly or indirectly, from any transaction or activity that would constitute a violation of applicable anti-money-laundering laws or regulations;

(b) the Purchaser is not named on, and is not owned or controlled by any person named on, any list of prohibited or restricted parties maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the United Nations Security Council, the European Union, or any other relevant governmental authority; and

(c) neither the Purchaser nor, to its knowledge, any person acting on its behalf is engaged in, or has engaged in, any dealings or transactions with any person subject to sanctions or in any country or territory that is the subject of comprehensive sanctions.

3.23. No Advertisements or Direct Selling Effort. The Purchaser is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or via the Internet, or presented at any seminar or meeting. The Purchaser has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Purchaser may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein.

3.24. Access to Information; Exculpation. Such Purchaser acknowledges that it or its advisor has had an opportunity to receive, review and understand all information requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares, and has conducted and completed its own independent due diligence. Such Purchaser acknowledges that copies of the SEC Reports are available on the EDGAR reporting system. Based on the information such Purchaser or its advisor has deemed appropriate, and the Purchaser has independently made its own analysis and decision to enter into the Transaction Documents. Such Purchaser or its advisor is relying exclusively on the representations and warranties of the Company contained in the Transaction Documents, the SEC Reports, and its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the execution, delivery and performance of the Transaction Documents, the Shares and the business, condition (financial and otherwise), management, operations and properties of the Company, including all business, legal, regulatory, accounting, credit and tax matters. Neither such inquiries nor any other due diligence investigation conducted by such Purchaser or its advisor shall modify, limit or otherwise affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement.

3.25. No Intent to Effect a Change of Control; Ownership. Such Purchaser has no present intent to effect a “change of control” of the Company as such term is understood under the rules promulgated pursuant to Section 13(d) of the 1934 Act and under the rules of Nasdaq Stock Market. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement.

3.26. No Conflicts. The execution, delivery and performance by such Purchaser of the Transaction Documents and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

3.27. Foreign Jurisdiction. Such Purchaser hereby represents that it has satisfied itself as to the full observance by such Purchaser of the laws of its jurisdiction applicable to such Purchaser in connection with the purchase of the Shares or the execution and delivery by such Purchaser of this Agreement and the Transaction Documents, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to the purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to such Purchaser’s purchase, holding, redemption, sale, or transfer of the Shares. Such Purchaser’s subscription and payment for, and continued beneficial ownership of, the Shares will not violate any securities or other laws of such Purchaser’s jurisdiction applicable to such Purchaser.

SECTION 4. Conditions Precedent to Closing.

4.1. Conditions Precedent to Closing by the Purchasers. The obligation of the Purchasers to purchase the Shares of the Company is subject to satisfaction of the following conditions precedent at or before the Closing:

(a) The representations and warranties made by the Company in Section 2 hereof shall be true and correct when made, and shall be true and correct at the time of the execution of this Agreement, with the same force and effect as if they had been made at and as of the time of the Closing.

(b) The Company shall have duly complied with and performed all covenants and agreements of the Company herein which are required to be complied with and performed at or before the Closing.

(c) No legal, administrative or regulatory action, suit or proceeding shall be pending which seeks to restrain or prohibit the transactions contemplated by this Agreement.

4.2. Conditions Precedent to Closing by the Company. The obligation of the Company to sell and deliver the Shares is subject to satisfaction of the following conditions precedent at or before the Closing:

(a) The representations and warranties made by the Purchasers in Sections 3 hereof shall be true and correct when made, and shall be true and correct at the time of the execution of this Agreement, with the same force and effect as if they had been made at and as of the time of the Closing.

(b) The Purchasers shall have duly complied with and performed all covenants and agreements of the Purchasers herein which are required to be complied with and performed at or before the Closing, including, without limitation, if the Purchase Price is to be paid in USDC, such Purchase Price by transfer of the Non-Cash Amount to the Designated Wallet (with the applicable digital asset(s) and amount(s) specified in writing by such Purchaser).

(c) No legal, administrative or regulatory action, suit or proceeding shall be pending which seeks to restrain or prohibit the transactions contemplated by this Agreement.

SECTION 5. Removal of Legends. In connection with any sale, assignment, transfer or other disposition of the Shares by a Purchaser pursuant to Rule 144, pursuant to any other exemption under the Securities Act such that the purchaser acquires freely tradable shares and upon compliance by the Purchaser with the requirements of this Section 5, if requested by the Purchaser, the Company shall cause the transfer agent to timely remove any restrictive legends related to the book entry account holding such Shares and make a new, unlegended entry for such book entry Shares sold or disposed of without restrictive legends, provided that the Company has received customary representations and other documentation reasonably acceptable to the Company in connection therewith. Subject to receipt by the Company of customary representations and other documentation reasonably acceptable to the Company in connection therewith, upon the earlier of such time as the Shares, (i) have been sold or transferred pursuant to an effective registration statement, (ii) have been sold pursuant to Rule 144 or (iii) are eligible for resale under Rule 144(b)(1) or any successor provision (without the requirement for the Company to comply with the current public information obligations of Rule 144(c)), the Company shall promptly, after receipt of any request therefor from a Purchaser accompanied by such customary and reasonably acceptable documentation referred to above (A) deliver to the transfer agent irrevocable instructions that the transfer agent shall make a new, unlegended entry for such book entry Shares and (B) use commercially reasonable efforts to cause its counsel to cooperate with the transfer agent to effect the removal of such legends under the Securities Act. From and after the earlier of such dates, upon a Purchaser’s written request, the Company shall promptly cause certificates or book entries evidencing the Purchaser’s Shares to be replaced with certificates or book entries, as the case may be, which do not bear such restrictive legends, provided the provisions of either clauses (i), (ii) or (iii) above, as applicable, are satisfied with respect to such Shares. The Company shall be responsible for the fees of its transfer agent associated with such issuance.

SECTION 6. Publicity. The parties agree that this Agreement and the transactions contemplated hereby will remain confidential until the Company files a Form 8-K with the SEC disclosing this Agreement.

SECTION 7. Survival of Representations, Warranties and Covenants. The covenants, representations and warranties of the parties hereto (including the Purchasers) contained herein, shall survive for a period of three months following the Closing, except for those contained in Section 2.10 and Section 1.4, which shall survive this Agreement until all Shares are resold by the Purchasers. Each party may rely on such covenants, representations and warranties irrespective of any investigation made, or notice or knowledge held by, it or any other person. All statements contained in any certificate or other instrument delivered by a party in connection with the Closing pursuant to this Agreement shall constitute representations and warranties by such party under this Agreement.

SECTION 8. Indemnification. Each party shall severally indemnify, defend and hold harmless the other parties, the Company, their partners, managers, directors, officers, members, stockholders, employees, attorneys, accountants, agents and representatives and their heirs, successors and assigns from and against all liabilities, losses, and damages, together with all reasonable costs and expenses related thereto (including, without limitation, legal and accounting fees and expenses) based upon or arising out of (a) any inaccuracy or breach of any representation and warranty of such party herein, and (b) any breach of any covenant and agreement of such party herein. The aggregate liability of the Company under this Section 8 shall not exceed the total Purchase Price received by the Company from the Purchasers.

SECTION 9. Notices. All notices and other communications by a party hereto (including a Purchaser) shall be in writing to the other party and shall be deemed to have been duly given when delivered in person or by an overnight courier service, or sent via electronic transmission and verification received, or when posted by the United States or Chinese postal service, registered or certified mail, return receipt requested with postage prepaid, at the address set forth on the applicable signature page hereto to such other addresses as a party may from time to time designate to the other party by written notice thereof, effective only upon actual receipt.

SECTION 10. Entire Agreement; Effect on Prior Documents. This Agreement and the other documents referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the transactions contemplated hereby and supersede all prior negotiations, commitments, agreements and understandings among them with respect thereto.

SECTION 11. Amendments; Waiver. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge, or termination is sought.

SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement.

SECTION 13. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

SECTION 14. Governing Law and Dispute Resolution. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York without regard to its principles of conflicts of laws. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration administered by the state and federal courts sitting in the City of New York. Both the arbitration results and awards rendered through the arbitration will be final and binding, and will be enforceable in any court of competent jurisdiction. Each party shall be solely and exclusively responsible for its costs of arbitrating any dispute, with the sole exception of the fee of the arbitrator, the record or transcript of the arbitration, and the cost of the facilities for the arbitration, which shall be borne equally by both Parties.

SECTION 15. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 16. Third Party Beneficiary. The parties hereto acknowledge and agree that the Company shall be a third party beneficiary with respect to the representations and warranties of the parties set forth herein and shall be entitled to indemnification from and against all liabilities, losses, and damages, together with all reasonable costs and expenses related thereto (including, without limitation, legal and accounting fees and expenses) based upon or arising out of (a) any inaccuracy or breach of any representation and warranty of such party herein, and (b) any breach of any covenant and agreement of such party herein.

SECTION 17. Assignment; Successors. Each Purchaser agrees not to transfer or assign this Agreement or any of such Purchaser’s interest herein and further agrees that the transfer or assignment of the Purchaser’s Shares acquired pursuant hereto shall be made only in accordance with all applicable laws. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns. The Company may assign this Agreement to any affiliate or successor in connection with a change of control of the Company, reorganization, merger, or similar transaction without the Purchasers’ consent.

(Signature Pages Follow)

COMPANY SIGNATURE PAGE
to Securities Purchase Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Securities Purchase Agreement as of the date set forth below.

Cenntro Inc.

By:

Name: Peter Z. Wang
Title: CEO
Dated: August 25, 2026

PURCHASER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned Purchaser has executed and delivered this Securities Purchase Agreement as of the date set forth below.

Name of Purchaser:

Authorized Signature:

Name of Signatory (if the purchaser is an entity):

Title of Signatory (if the purchaser is an entity):

Amount of Purchase Price: US$

Number of Shares to Be Acquired:

Address of Purchaser :

Email, telephone number and fax number of Purchaser:

Exact Name in which Shares will be registered :

Dated:, 2026

Exhibit A

NON U.S. PERSON REPRESENTATIONS

The Purchaser indicating that it is not a U.S. person, severally and not jointly, further represents and warrants to the Company as follows:

1.	At the time of (a) the offer by the Company and (b) the acceptance of the offer by such person or entity, of the Shares, such person or entity was outside the United States.

2.
Such person or entity is acquiring the Shares for such stockholder’s own account, for investment and not for distribution or resale to others and is not purchasing the Shares for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

3.
Such person or entity will make all subsequent offers and sales of the Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act. Specifically, such person or entity will not resell the Shares to any U.S. person or within the United States prior to the expiration of a period commencing on the Closing Date and ending on the date that is six months thereafter (the “Distribution Compliance Period”), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

4.
Such person or entity has no present plan or intention to sell the Shares in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Shares and is not acting as a Distributor of such securities.

5.
Neither such person or entity, its Affiliates nor any Person acting on behalf of such person or entity, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Shares at any time after the Closing Date through the Distribution Compliance Period except in compliance with the Securities Act.

6.	Such person or entity consents to the placement of a legend on any certificate or other document evidencing the Shares substantially in the form set forth in Section 5.1.

7.
Such person or entity is not acquiring the Shares in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

8.
Such person or entity has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such person’s or entity’s interests in connection with the transactions contemplated by this Agreement.

9.	Such person or entity has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Shares.

10.
Such person or entity understands the various risks of an investment in the Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Shares.

11.
Such person or entity has had access to the Company’s publicly filed reports with the SEC and has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Company that such person or entity has requested and all such public information is sufficient for such person or entity to evaluate the risks of investing in the Shares.

12.	Such person or entity has been afforded the opportunity to ask questions of and receive answers concerning the Company and the terms and conditions of the issuance of the Shares.

13.
Such person or entity is not relying on any representations and warranties concerning the Company made by the Company or any officer, employee or agent of the Company, other than those contained in this Agreement.

14.
Such person or entity will not sell or otherwise transfer the Shares unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

15.
Such person or entity represents that the address furnished on its signature page to this Agreement is the principal residence if he is an individual or its principal business address if it is a corporation or other entity.

16.
Such person or entity understands and acknowledges that the Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to such person or entity and that any representation to the contrary is a criminal offense.

Name of Purchaser :

Authorized Signature:

Name of Authorized Signatory (if the Purchaser is an entity):

Title of Authorized Signatory (if the Purchaser is an entity):

Dated:      , 2026